                                                                    EXHIBIT 99.1


                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K of Steelcase Inc. (the "Company") for the year ended February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), James P. Hackett, as Chief Executive Officer of the Company, and James P. Keane, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                     /s/ JAMES P. HACKETT
                              ---------------------------------------------
                              Name:  James P. Hackett
                              Title: President and Chief Executive Officer
                              Date:  May 16, 2003


                                     /s/    JAMES P. KEANE
                              ---------------------------------------------
                              Name:  James P. Keane
                              Title: Senior Vice President, Chief Financial
                                     Officer
                              Date:  May 16, 2003


      This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

      A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.